Exhibit 10.1

COMMON UNIT REPURCHASE AGREEMENT

THIS COMMON UNIT REPURCHASE AGREEMENT (this “Agreement”) is entered into as of November 13, 2015 by and between Jamex Marketing, LLC, a Louisiana limited liability company (the “Seller”), and Ferrellgas Partners, L.P., a Delaware limited partnership (the “Partnership”).

W I T N E S S E T H

WHEREAS, the Seller owns 9,542,895 common units representing limited partner interests in the Partnership (the “Common Units”).

WHEREAS, the Seller desires to sell 2,385,724 Common Units (the “Repurchase Units”) to the Partnership, and the Partnership desires to repurchase the Repurchase Units from the Seller, upon the terms and conditions set forth in this Agreement (the “Repurchase”).

NOW, THEREFORE, in consideration of the representations, warranties and mutual agreements set forth in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Seller and the Partnership agree as follows:

1.             Purchase and Sale of the Repurchase Units.

(a)           The Transaction.  Upon the terms and subject to the conditions of this Agreement, the Seller shall assign, sell, transfer and deliver to the Partnership, and the Partnership shall purchase from the Seller, at the Closing (as hereinafter defined), the Repurchase Units.

(b)           Consideration for the Repurchase Units.  The purchase price for the Repurchase Units shall be a total of $45,896,045.38. (the “Purchase Price”).

(c)           Closing.  The closing of the purchase and sale of the Repurchase Units (the “Closing”) shall take place immediately upon the execution and delivery of this Agreement, to be effective as of the date first set forth above.  At the Closing, (i) the Seller shall deliver to Computershare Trust Company, N.A. (the “Transfer Agent”) certificate number 28512 representing 3,180,965 Common Units, (ii) the Partnership shall deliver to the Transfer Agent an executed instruction letter in the form of Exhibit A, and (iii) the Partnership shall deliver to the Seller the Purchase Price by wire transfer of immediately available funds to the following account:

Wire To:	Credit To:
The Independent Bankers Bank	Business First Bank
ABA #111010170	Account #

Beneficiary Information:	For Further Credit To:
Jamex Marketing
Account #

2.             Representations, Warranties, and Covenants of the Seller.  The Seller hereby represents, warrants, and covenants to the Partnership as follows:

(a)           The Seller is a limited liability company duly formed, validly existing, and in good standing under the laws of the state of Louisiana.  The Seller has all requisite power and authority to execute, deliver, and perform this Agreement.  All consents, approvals, authorizations and orders necessary for the execution, delivery, and performance by the Seller of this Agreement have been obtained.

(b)           This Agreement has been duly authorized, executed, and delivered by the Seller and constitutes a valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except to the extent enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws relating to or affecting the enforcement of creditors’ rights generally or by general equitable principles.

(c)           The execution, delivery, and performance by the Seller of this Agreement will not (i) result in the violation of the provisions of the organizational documents of the Seller, (ii) violate any provision of any existing law, statute, rule, regulation, or ordinance applicable to the Seller or (iii) conflict with, result in any breach of, constitute a default under, or result in the creation or imposition of any lien, charge, or encumbrance upon any property or assets of the Seller pursuant to (A) any order, judgment, award, or decree of any court, arbitrator, governmental authority, regulatory authority, bureau, or agency to which the Seller is a party or by which the Seller may be bound or to which any of the property or assets of the Seller is subject or (B) any contract or other agreement or undertaking to which the Seller is a party or by which the Seller may be bound or to which any of the property or assets of the Seller is subject except, in the cases of subsections (ii) and (iii), for such violations, conflicts, breaches, or defaults as would not, individually or in the aggregate, reasonably be expected to prevent the Seller from performing its obligations under this Agreement.

(d)           The Seller has, and will deliver to the Partnership at the Closing, good and valid title to the Repurchase Units, free and clear of any claims, liens, encumbrances, security interests, restrictions and claims of any kind or nature whatsoever (other than any encumbrances arising under applicable securities laws).  There are no outstanding subscriptions, options, warrants, rights, contracts, understandings or agreements to purchase or otherwise acquire the Repurchase Units.

(e)           The Seller acknowledges and agrees that (i) it has conducted its own investigation of the Partnership, (ii) it has had access to, and has had an adequate opportunity to review, all information the Partnership has filed with and furnished to the U.S. Securities and Exchange Commission (the “SEC”), including the information set forth in the Partnership’s filings under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)(including any risk factors set forth therein), and such financial and other information as it deems necessary to make its decision to sell the Repurchase Units and (iii) it has been offered the opportunity to ask questions of the Partnership, and received answers thereto, as it deemed necessary in connection with the decision to sell the Repurchase Units.

(f)            The Seller acknowledges and agrees that it is aware the Partnership may be in possession of material, non-public information that may affect the value of the

Repurchased Units and it may not be privy to such information (if any), and it hereby irrevocably and unconditionally waives and releases the Partnership and its affiliates and their respective officers, directors, members, managers, equityholders, agent, attorneys and employees from all claims that it may have (whether for damages, rescission or any other relief) based on the Partnership’s possession or non-disclosure of any such non-public information.

(g)           The Seller acknowledges that it has not relied upon any express or implied representations or warranties of any nature, oral or written, made by or on behalf of the Partnership, except for those representations and warranties expressly set forth for the benefit of Seller in this Agreement.

3.             Representations and Warranties of the Partnership.  The Partnership hereby represents and warrants to the Seller as follows:

(a)           The Partnership is a limited partnership duly formed, validly existing, and in good standing under the laws of the state of Delaware.  The Partnership has all requisite power and authority to execute, deliver, and perform this Agreement.  All consents, approvals, authorizations, and orders necessary for the execution, delivery, and performance by the Partnership of this Agreement have been obtained.

(b)           This Agreement has been duly authorized, executed and delivered by the Partnership and constitutes a valid and binding obligation of the Partnership, enforceable against the Partnership in accordance with its terms, except to the extent enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws relating to or affecting the enforcement of creditors’ rights generally or by general equitable principles.

(c)           The execution, delivery, and performance by the Partnership of this Agreement will not (i) result in the violation of the provisions of the organizational documents of the Partnership, (ii) violate any provision of any existing law, statute, rule, regulation, or ordinance applicable to the Partnership or (iii) conflict with, result in any breach of, constitute a default under, or result in the creation or imposition of any lien, charge, or encumbrance upon any property or assets of the Partnership pursuant to (A) any order, judgment, award, or decree of any court, arbitrator, governmental authority, regulatory authority, bureau, or agency to which the Partnership is a party or by which the Partnership may be bound or to which any of the property or assets of the Partnership is subject or (B) any contract or other agreement or undertaking to which the Partnership is a party or by which the Partnership may be bound or to which any of the property or assets of the Partnership is subject except, in the cases of subsections (ii) and (iii), for such violations, conflicts, breaches, or defaults as would not, individually or in the aggregate, reasonably be expected to prevent the Partnership from performing its obligations under this Agreement.

(d)           The Partnership has filed all forms, reports, schedules, and statements (together with any exhibits to the extent filed and not furnished) required to be filed by it with the SEC since December 31, 2014 under the Exchange Act (collectively, the “SEC Documents”). As of their respective dates of filing and except to the extent corrected by a subsequent SEC Document, the SEC Documents (i) complied as to form in all material respects with the applicable requirements of the Exchange Act and (ii) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.  The Partnership has made all certifications and statements required by Sections 302 and 906 of the Sarbanes-Oxley Act and the related rules and regulations promulgated thereunder with respect to the SEC Documents. Neither the Partnership nor any of the officers of its general partner has received notice from any governmental entity challenging or questioning the accuracy, completeness, form or manner of filing of such certifications.

(e)           Except as set forth in or contemplated by the SEC Documents and as contemplated by this Agreement, since October 23, 2015, the business of the Partnership has been conducted only in the ordinary course of business and there has not been any acquisition or disposition of any material asset by the Partnership or any contract or arrangement therefore, other than in the ordinary course of business.

4.             Miscellaneous.

(a)           Survival.  All representations, warranties and agreements made in this Agreement shall survive the execution and delivery of this Agreement and the Closing, notwithstanding any investigation at any time made by or on behalf of either party.

(b)           Severability.  Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal, or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality, or unenforceability will not affect another other provision of this Agreement and this Agreement will be reformed, constructed, and enforced in such jurisdiction as if such invalid, illegal, or unenforceable provisions had never been contained in this Agreement.

(c)           Further Assurances. From time to time and without additional consideration, the Seller and the Partnership, as the case may be, will execute and deliver, or cause to be executed and delivered, such additional or further transfers, assignments, endorsements, consents and other instruments and take such other actions as may be necessary or advisable to carry out their respective obligations under this Agreement.

(d)           Expenses.  Each party agrees to pay all of its expenses arising in connection with the negotiation, execution, and consummation of the transactions contemplated by this Agreement (including attorneys’ fees and expenses).

(e)           Damages.  EXCEPT FOR CLAIMS MADE BY THIRD PARTIES FOR WHICH A PARTY MAY BE LIABLE UNDER THIS AGREEMENT, A PARTY’S LIABILITY FOR DAMAGES UNDER THIS AGREEMENT IS LIMITED TO DIRECT, ACTUAL DAMAGES ONLY AND A PARTY SHALL NOT BE LIABLE TO ANY OTHER PERSON OR ENTITY FOR LOST PROFITS OR OTHER BUSINESS INTERRUPTION DAMAGES OR SPECIAL, CONSEQUENTIAL, PUNITIVE, EXEMPLARY OR INDIRECT DAMAGES, IN TORT, CONTRACT OR OTHERWISE, OF ANY KIND, ARISING OUT OF OR IN ANY WAY CONNECTED WITH THE PERFORMANCE, THE SUSPENSION OF PERFORMANCE, THE FAILURE TO PERFORM, OR THE TERMINATION OF THIS AGREEMENT, EVEN IF IT HAS BEEN ADVISED OF THEIR POSSIBLE EXISTENCE.

(f)            Parties in Interest.  This Agreement is not assignable without the written consent of both parties.  This Agreement will be binding upon, inure to the benefit of, and be enforceable by both parties and their respective successors and assigns.

(g)           Amendment and Waiver.  The provisions of this Agreement may not be amended, modified, or waived except by an instrument in writing signed by both parties.

(h)           Interpretation.  The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

(i)            Notices.  All notices, demands or other communications to be given or delivered under this Agreement must be in writing and will deemed to have been given (i) if sent by registered or certified mail, on the third day after the date of mailing or (ii) if personally delivered (including by Federal Express or other express courier service), upon personal delivery.

Notices, demand, or other communications to the Seller shall be sent to the following address or such other address or to the attention of such other person as the Seller shall have specified by prior written notice to the Partnership:

Jamex Marketing, LLC

3838 Oak Lawn Avenue

Suite 1150

Dallas, Texas  75219

Attention: General Counsel

Notices, demand, or other communications to the Partnership shall be sent to the following address or such other address or to the attention of such other person as the Partnership shall have specified by prior written notice to the Seller:

Ferrellgas Partners, L.P.

7500 College Boulevard

Suite 1000

Overland Park, Kansas  66210

Attention: Chief Financial Officer

(j)            Counterparts.  This Agreement may be executed in counterparts, both of which shall be considered one and the same agreement, and shall become effective when signed by each of the parties and delivered to the other party, it being understood that both parties need not sign the same counterpart.

(k)           Entire Agreement.  This Agreement (including the documents and instruments referred to herein) (i) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof and (ii) is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

(l)            Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW PROVISION OR RULE THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF DELAWARE.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first set forth above.

SELLER:

JAMEX MARKETING, LLC

By:	/s/ Vispi N. Jilla
Name: Vispi N. Jilla
Title: Chief Financial Officer

PARTNERSHIP:

FERRELLGAS PARTNERS, L.P.

By: Ferrellgas, Inc., its general partner

By:	/s/ Alan C. Heitmann
Alan C. Heitmann
Executive Vice President and
Chief Financial Officer

[Common Unit Repurchase Agreement]

EXHIBIT A

FERRELLGAS PARTNERS, L.P.
7500 College Blvd., Suite 1000
Overland Park, Kansas 66210-4098

November 13, 2015

Computershare Trust Company, N.A.

Transfer Agent

250 Royall Street
Canton, MA 02021

Attn: General Counsel

RE:                           Cancellation and Re-issuance of Common Units of Ferrellgas Partners, L.P.

CUSIP No. 315293 10 0

Ladies and Gentlemen:

Jamex Marketing, LLC has delivered certificate number 28512 representing 3,180,965 common units representing limited partner interests (the “Common Units”) in Ferrellgas Partners, L.P. (“Ferrellgas”) to the attention of Ricky Richardson, AVP — Relationship Manager, Client Services.  You are hereby requested and authorized, as Transfer Agent for the Common Units, to (i) cancel 2,385,724 Common Units from certificate number 28512 as of today’s date and return said Common Units to Ferrellgas’ Authorized But Unissued Position and (ii) register 795,241 Common Units to Jamex Marketing, LLC into restricted book-entry positions bearing the legend set forth on Exhibit I.  The contact information for the Jamex Marketing, LLC book-entry account is as follows:

Jamex Marketing, LLC,

Attention: General Counsel

3838 Oak Lawn Avenue

Suite 1150

Dallas, Texas  75219

[signature page follows]

Sincerely,

Ferrellgas Partners, L.P.

By: Ferrellgas, Inc., its general partner

By:
Alan C. Heitmann
Executive Vice President and
Chief Financial Officer

EXHIBIT I

Restrictive Legend

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE PARTNERSHIP THAT REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OR THE SUBMISSION OF SUCH OTHER EVIDENCE SATISFACTORY TO THE PARTNERSHIP TO THE EFFECT THAT ANY SUCH TRANSFER SHALL NOT BE IN VIOLATION OF THE SECURITIES ACT.